UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): February 22, 2016

GALILEO LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

MODERN MOBILITY AIDS, INC.

 (Former name or former address, if changed since last report)

Nevada	333-168983	27-4677038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Canadian Place, Suite 350 Toronto, Ontario Canada		M5X1C1
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (586) 530-5605

Copies to:

Arthur S. Marcus, Esq.
 Sichenzia Ross Friedman Ference LLP
 61 Broadway, 32nd Floor
 New York, New York 10006
 (212) 930-9700
(212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

□       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01          Changes in Registrant’s Certifying Accountant.

(a)          Cutler & Co., LLC (“Cutler”) has informed Galileo Life Sciences, Inc. (the “Company”) that it has merged its SEC auditing practice with Pritchett, Siler & Hardy PC (“Pritchett Siler”). As a result of the transaction, Cutler has resigned as the Company’s independent registered public accounting firm. On February 11, 2016, the Company’s Board of Directors approved the engagement of Pritchett Siler as the Company’s independent registered public accounting firm.

The audit reports of Cutler on the consolidated financial statements of the Company for the years ended June 30, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor was they qualified or modified as to uncertainty, audit scope, or accounting principles except that the audit reports contained an uncertainty about the Company’s ability to continue as a going concern.

During the  years ended June 30, 2014 and 2013, the interim period through September 30, 2014 and subsequently through February 11, 2016  (i) there were no disagreements with Cutler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to Cutler’s satisfaction, would have caused Cutler to make reference in connection to their opinion to the subject matter of the disagreement and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Cutler with a copy of this Current Report on Form 8-K and requested that Cutler furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. The letter from Cutler to the Securities and Exchange Commission dated as of February 22, 2016, is attached as Exhibit 16.1 to this Current Report.

(b)          As noted above, on February 11, 2016, the Company’s Board of Directors approved the engagement of Pritchett Siler as the Company’s independent registered public accounting firm. During the  years ended June 30, 2014 and 2013, the interim period through September 30, 2014 and subsequently through February 11, 2016, neither the Company nor to the Company’s knowledge anyone acting on behalf of the Company consulted with Pritchett Siler regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject matter of a “disagreement,” as described in Item 304(a)(1) of Regulation S-K, or a “reportable event.”

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Exhibit

16.1	Letter from Cutler & Co., LLC, dated February 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALILEO LIFE SCIENCES, INC.

Date: February 22, 2016	By:	/s/ Declan French
Declan French
Chief Executive Officer